Assets held for sale	12 Months Ended
Dec. 31, 2023
Assets Held For Sale [Abstract]
Assets held for sale

Note 16	Assets held for sale

On February 8, 2024, Bell Media announced the sale of 45 radio stations within the Bell Media segment. Completion of the sale is expected in the fourth quarter of 2024, subject to regulatory approvals and other closing conditions. Estimated proceeds for the stations and other radio related assets being sold are expected to be $54 million, resulting in an estimated gain of $9 million to be recorded in other expense upon completion of the sale.

The assets and liabilities of these radio stations were presented as held for sale in our statements of financial position at December 31, 2023, measured at the lower of their carrying amount and the estimated fair value less costs to sell. Property, plant and equipment and leased assets included in assets held for sale were no longer depreciated or amortized effective December 2023.

Our results for the years ended December 31, 2023 and 2022 included revenues for these radio stations of $39 million and $42 million and are recorded in the Bell Media segment. The transaction did not have a significant impact on our net earnings for 2023 and 2022.

The following table summarizes the carrying value of the assets and liabilities that are classified as held for sale at December 31, 2023.

	NOTE	2023
Property, plant and equipment	17	12
Intangible assets	19	26
Goodwill	22	22
Total assets held for sale		60
Long-term debt		7
Deferred tax liabilities		6
Other non-current liabilities		2
Total liabilities held for sale		15
Net assets held for sale		45